Exhibit 10.2
FORM OF LENDER JOINDER AGREEMENT
This LENDER JOINDER AGREEMENT (this “Joinder”) is made as of _______, 20__.
Reference is made to the Amended and Restated Revolving Credit Agreement, dated as of August 18, 2026, entered into by and among each borrower listed on Schedule 1.01(B) thereto (collectively, the “Borrowers”), Mizuho Bank, Ltd. and KKR Capital Markets, as the joint lead arrangers, each lending institution that becomes a lender thereunder (the “Lenders”), and Mizuho Bank, Ltd., as the administrative agent (in such capacity, the “Administrative Agent”), the collateral agent (in such capacity, the “Collateral Agent”) and the Letter of Credit Issuer (as the same may be modified, amended, supplemented or restated from time to time, the “Credit Agreement”). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Credit Agreement and the rules of interpretation set forth in Section 1.02 of the Credit Agreement shall apply as if fully set forth herein, mutatis mutandis.
The “Additional Lender” referred to on Annex I hereto agrees as follows:
The Additional Lender agrees to become a Lender and to be bound by the terms of the Credit Agreement as a Lender pursuant to Section [2.18][10.06] of the Credit Agreement.
The Additional Lender: (a) confirms that it has received a copy of the Credit Agreement and the other Loan Documents (except for copies of other Lenders’ Assignment Agreements which are available to the Additional Lender upon request), and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder; (b) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under the Credit Agreement or any other Loan Document; (c) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (d) agrees that it will perform in accordance with its terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender; (e) attaches (or confirms it has delivered to the Administrative Agent) completed and signed copies of any forms that may be required by the United States Internal Revenue Service (together with any additional supporting documentation required pursuant to applicable Treasury Department regulations or such other evidence satisfactory to the Borrowers and the Administrative Agent) in order to certify the Additional Lender’s complete exemption from United States withholding taxes with respect to any payments or distributions made or to be made to the Additional Lender in respect of the Loans or under the Credit Agreement; (f) confirms that it is an eligible Assignee pursuant to Section 10.06 of the Credit Agreement; and (g) acknowledges that one or more conditions precedent to the issuance of any Letter of Credit or the making of any Loan may have been waived in connection with any such action and agrees to be bound thereby.

Following the execution of this Joinder, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent. The effective date for this Joinder (the “Effective Date”) shall be the date recited above, unless otherwise specified on Annex I hereto.
Upon such execution and delivery, as of the Effective Date, the Additional Lender shall be a party to the Credit Agreement and the other Loan Documents and have the rights and obligations of a Lender thereunder.
This Joinder shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.
This Joinder may be executed in any number of counterparts, all of which when taken together shall constitute one and the same agreement and any of the parties hereto may execute this Joinder by signing such counterpart. Delivery of an executed counterpart of this Joinder, or a signature page hereto, by facsimile or in a .pdf or similar file shall be effective as delivery of a manually executed original counterpart of this Joinder.
Remainder of Page Intentionally Left Blank.
Signature Page(s) Follow(s).
M-2

IN WITNESS WHEREOF, the Additional Lender has caused this Joinder to be executed by its officers thereunto duly authorized as of the date specified thereon.
[ADDITIONAL LENDER]
By:
Name:
Title:

Accepted and Approved:
MIZUHO BANK, LTD.
as Administrative Agent and Collateral Agent

By:
Name:
Title:

BORROWER REPRESENTATIVE:

K-INFRA LIQUIDITY LIMITED

By:
Name:
Title:

ANNEX 1
to
JOINDER

Additional Lender’s Lender Commitment:	$
Total Lender Commitment of all Lenders after giving effect to this Joinder:	$
Effective Date (if other than date of Joinder):

Additional Lender:

[name]
[address]
Attention:
Telephone:
Facsimile:
Email: